Business Combinations	12 Months Ended
Dec. 31, 2011
Business Combinations [Abstract]
Business Combinations

2. BUSINESS COMBINATIONS

Private Wealth Management Group of the Hershey Trust Company

On May 27, 2011, the Acquisition of PWMG by the Corporation was completed. The consideration paid by the Corporation was $18.4 million, of which $8.1 million cash and 322,101 unregistered shares of the BMBC common stock, valued at $6.7 million, were paid at closing, and $3.6 million cash was placed in escrow to be paid in three equal installments on the 6-, 12- and 18-month anniversaries of February 17, 2011, the date preceding the date of the definitive stock purchase agreement, subject to certain post-closing contingencies relating to the assets under management. The first two payments of $1.2 million each were issued on August 31, 2011 and March 2, 2012.

The Acquisition of PWMG initially increased the Corporation's Wealth Management Division assets under management by $1.1 billion.

The acquisition was accounted for using the acquisition method of accounting and, accordingly, assets acquired, liabilities assumed and consideration paid were recorded at their estimated fair values as of the acquisition date. The excess of consideration paid over the fair value of net assets acquired was recorded as goodwill in the amount of $5.7 million, which will not be amortizable for book purposes, however will be deductible for tax purposes. The Corporation allocated the total balance of goodwill to its Wealth Management segment. The Corporation also recorded an $8.6 million intangible asset for customer relationships, which will be amortized over a 15 year period using an accelerated method and a $3.8 million intangible asset for restrictive covenant agreements, which will be amortized over a five-and-a-half year period using a straight-line method.

The fair values of the intangible assets listed below are estimates and are subject to adjustment; however, while they are not expected to be materially different than those shown. Any adjustments to the estimates will be reflected, retroactively, as of the date of the acquisition.

In connection with the Acquisition of PWMG, the consideration paid and the fair value of identifiable assets acquired and liabilities assumed as of the date of the acquisition are summarized in the following table:

(dollars in thousands)
Consideration paid:
Common shares issued (322,101 shares)	$6,661
Cash paid	9,350
Cash held in escrow as of December 31, 2011	2,400

Value of consideration	18,411
Assets acquired:
Intangible asset—customer relationships	8,610
Intangible asset—non-compete agreements	3,830
Premises and equipment	250

Total assets	12,690
Liabilities assumed:	—
Net assets acquired	12,690

Goodwill resulting from the Acquisition of PWMG	$5,721

First Keystone Financial, Inc.

On July 1, 2010, the Merger with FKF, and the two step merger of FKF's wholly-owned subsidiary, FKB with and into the Bank, were completed. In accordance with the terms of the Agreement and Plan of Merger, dated November 3, 2009, by and between the Corporation and FKF, shareholders of FKF received 0.6973 shares of the Corporation's common stock plus $2.06 per share cash consideration for each share of FKF common stock they owned as of the effective date of the merger. The 85% stock and 15% cash transaction was valued at $31.3 million, based on FKF's June 30, 2010, closing share price of $13.35 as listed on the NASDAQ stock market. The aggregate consideration paid to FKF shareholders consisted of approximately 1.6 million shares of the Corporation's common stock, valued at approximately $26.4 million, and approximately $4.8 million in cash. FKF employee stock options, valued at approximately $102 thousand, which were fully vested and converted to options to purchase the Corporation's common stock upon the closing of the merger, were also included in the total consideration paid. The results of the combined entity's operations are included in the Corporation's Consolidated Statements of Income for the period beginning July 1, 2010, the date of the merger.

The Merger with FKF, a federally chartered thrift institution with assets of approximately $480 million, enabled the Corporation to increase its regional footprint with the addition of eight full service branch locations, primarily in Delaware County, Pennsylvania. The geographic locations of the acquired branches were such that it was not necessary to close any of the former FKF branches. By expanding into these new areas within Delaware County, the Corporation will be able to extend its successful sales culture as well as offer its reputable wealth management products and other value-added services to a wider segment of the region's population. In addition, a large majority of the FKF employees were retained, which will allow the Corporation to maintain the valuable customer relationships that FKF was able to build over the past century.

The FKF Merger was accounted for using the acquisition method of accounting and, accordingly, assets acquired, liabilities assumed and consideration paid were recorded at their estimated fair values as of the acquisition date. The excess of consideration paid over the fair value of net assets acquired was recorded as goodwill in the amount of $9.1 million, which will not be amortizable for book purposes and is not deductible for tax purposes. The Corporation allocated the total balance of goodwill recorded in connection with the merger to its Banking segment. The Corporation also recorded $2.1 million in core deposit intangibles which will be amortized over ten years using a declining balance method.

In connection with the FKF Merger, the consideration paid, and the fair value of identifiable assets acquired and liabilities assumed as of the date of acquisition are summarized in the following table:

(dollars in thousands)
Consideration paid:
Common shares issued (1,630,053 shares)	$26,391
Cash paid to FKF shareholders	4,819
Fair value of FKF employee stock options	102

Value of consideration	31,312
Assets acquired:
Cash and due from banks	51,059
Investment securities	100,888
Loans	274,533
Premises and equipment	7,856
Deferred federal income taxes	9,408
Bank owned life insurance	18,711
Federal Home Loan Bank ("FHLB") stock	7,060
Core deposit intangible	2,127
Other assets	8,613

Total assets	480,255
Liabilities assumed:
Deposits	320,768
FHLB advances	105,734
Junior subordinated debentures	12,103
Repurchase agreements	13,087
Other liabilities	6,992

Total liabilities	458,684
Net assets acquired	21,571

Goodwill resulting from Merger with FKF	$9,741

The following table details the effect on goodwill of the changes in estimates of the fair values of the assets acquired and liabilities assumed from the amounts originally reported on the Form 10-K for the year ended December 31, 2010:

$00000
Goodwill resulting from the Merger with FKF reported on Form 10-K for the year ended December 31, 2010	$9,741
Effect of adjustments to:
Deferred tax asset	(110)
Other assets	(509)

Adjusted goodwill resulting from the Merger with FKF as of December 31, 2011	$9,122

As of December 31, 2011, the Corporation finalized its fair value estimates related to the merger.

In many cases, the fair values of assets acquired and liabilities assumed were determined by estimating the cash flows expected to result from those assets and liabilities and discounting them at appropriate market rates. The most significant category of assets for which this procedure was used was that of acquired loans. The excess of expected cash flows above the fair value of the majority of loans will be accreted to interest income over the remaining lives of the loans in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 310-20 (formerly SFAS 91).

Certain loans, for which specific credit-related deterioration, since origination, was identified, are recorded at fair value, reflecting the present value of the amounts expected to be collected. Income recognition on these loans is based on a reasonable expectation about the timing and amount of cash flows to be collected. Acquired loans deemed impaired and considered collateral dependent, with the timing of the sale of loan collateral indeterminate, remain on non-accrual status and have no accretable yield. The Corporation uses the cash basis method of interest income recognition for these impaired loans. The following table details the loans that are accounted for in accordance with FASB ASC 310-30 (formerly SOP 03-3) as of July 1, 2010:

Contractually required principal and interest at acquisition	$41,170
Contractual cash flows not expected to be collected	14,856

Expected cash flows at acquisition	26,314
Interest component of expected cash flows (accretable discount)	7,024

Fair value of acquired loans accounted for under FASB ASC 310-30	$19,290

In accordance with GAAP, there was no carryover of the allowance for loan losses that had been previously recorded by FKF.

In connection with the FKF Merger, the Corporation acquired an investment portfolio with a fair value of $100.9 million. The fair value of the investment portfolio was determined by taking into account market prices obtained from independent valuation sources.

In connection with the FKF Merger, the Corporation recorded a deferred income tax asset of $9.5 million related to FKF's net operating loss carry-forward, as well as other tax attributes of the acquired company, along with the effects of fair value adjustments resulting from applying the acquisition method of accounting.

The fair value of savings and transaction deposit accounts acquired from FKF was assumed to approximate their carrying value as these accounts have no stated maturity and are payable on demand. Certificates of deposit accounts were valued by comparing the contractual cost of the portfolio to an identical portfolio bearing current market rates. The portfolio was segregated into pools based on remaining maturity. For each pool, the projected cash flows from maturing certificates were then calculated based on contractual rates and prevailing market rates. The valuation adjustment for each pool is equal to the present value of the difference of these two cash flows, discounted at the assumed market rate for a certificate with a corresponding maturity. This valuation adjustment will be accreted to reduce interest expense over the remaining maturities of the respective pools.

Due to the overnight nature of the repurchase agreements acquired from FKF, their carrying value was used to approximate their fair value as of the acquisition date, and hence, no adjustment to fair value was recorded.

The fair value of the FHLB advances took into account the prepayment penalties that would have been assessed as of July 1, 2010, by the FHLB for their redemption. This fair value adjustment to the face value of the borrowings will be accreted to reduce interest expense over the remaining lives of the respective borrowings.

The fair value of the junior subordinated debentures was determined taking into account the price to call the instruments. The premium to call the debentures decreases annually until August 2017, at which time they may be called at par. The fair value adjustment will be accreted to reduce interest expense over the periods ending in August 2017.

The following table presents unaudited pro forma information as if the Merger with FKF had occurred on both January 1, 2010 and January 1, 2009. This pro forma information gives effect to certain adjustments, including purchase accounting fair value adjustments, amortization of core deposit and other intangibles and related income tax effects.

The pro forma information does not necessarily reflect the results of operations that would have occurred had the Merger with FKF occurred at the beginning of 2010 or 2009.

	Pro forma Twelve Months Ended December 31,
(dollars in thousands)	2010	2009
Net interest income	$58,568	$55,735
Allowance for loan loss	(11,754)	(9,884)
Non-interest income	28,202	30,302
Non-interest expense	66,054	65,642

Net income	$8,962	$10,511